Exhibit 10.167

Amendment to the January 1, 2001 CaliforniaCare Medical Services Agreement between Blue Cross of California and its Affiliates and Prospect Health Source Medical Group, effective January 1, 2001

*** Confidential Treatment requested

AMENDMENT
CALIFORNIACARE MEDICAL SERVICES AGREEMENT

This Amendment to the CaliforniaCare Medical Services Agreement is entered into at Woodland Hills, Los Angeles County, California, as of January 1, 2001 between Blue Cross of California and its Affiliates (“BLUE CROSS”) and Prospect Health Source Medical Group (“PARTICIPATING MEDICAL GROUP”).

RECITALS

A.                                   BLUE CROSS and PARTICIPATING MEDICAL GROUP have previously entered into a CaliforniaCare Medical Services Agreement effective January 1, 2001 whereby PARTICIPATING MEDICAL GROUP is designated as a Participating Medical Group.  The forgoing agreement and any amendments thereto shall be referred to herein as the “Agreement”.

B.                                     Pursuant to Section 16.01 of the Agreement, the parties now desire to amend the Agreement as set forth below.

NOW, THEREFORE, IT IS AGREED:

I.                                         Section 4.02H(5) of the Agreement is deleted in its entirety and is hereby replaced with the following:

Members may directly access PARTICIPATING MEDICAL GROUP Physicians in the following specialties without the prior authorization of PARTICIPATING MEDICAL GROUP’s Utilization Management Program:

(a)          Dermatology

(b)         Allergy

(c)          Obstetrics/Gynecology

(d)         Ear, Nose and Throat

In addition to any other amounts due hereunder, PARTICIPATING MEDICAL GROUP shall receive a payment of *** PMPM (not adjusted for Member Age/Sex Factors or Benefit Plan Factors) for each Member assigned to PARTICIPATING MEDICAL GROUP who is entitled under the Member’s Benefit Agreement to direct access for all four of the above-mentioned specialities.

II.                                     Section 13.05 of the Agreement is hereby added to read as follows:

This Agreement may be terminated by BLUE CROSS immediately in the event PMG fails to satisfy BLUE CROSS’ criteria, including but limited to, medical, legal and financial.  Determination as to whether PMG meets BLUE CROSS’ criteria shall be solely within the discretion of BLUE CROSS.

Upon acceptance of the parties, this Amendment, as of the date specified on page one hereof, shall become a part of the Agreement, and all provisions of the Agreement not specifically inconsistent herewith shall remain in full force and effect.

BLUE CROSS OF CALIFORNIA		PARTICIPATING MEDICAL GROUP

Signature:	/s/ Barry Ford	Signature:	/s/ Peter G. Goll

Name: Barry Ford		Name:	Peter G. Goll

Title:	Vice President	Title:	Senior Vice President
Network Development & Management

Data:	1-18-01	Data:	1-3-01